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                          SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                      FORM 8-K
                                   CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15 (D)
                                        of the
                           SECURITIES EXCHANGE ACT OF 1934

                            Date of Report: April 8, 2003


                             PARAMCO FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in its charter)

                                       Delaware
          (State or other jurisdiction of incorporation or organization)

             000-32495                                  88-0430189
     (Commission File Number)              (IRS Employer Identification Number)

                          Dr. David P. Summers, Chairman
                              & CEO Paramco Financial
                                   Group, Inc.
                        4610 South Ulster Street, Suite 150
                             Denver, Colorado 80237
                     (Address of principal executive offices)

                                    (720) 528-7303
                          (Registrant's telephone number,
                                including area code)

                          4610 South Ulster Street, Suite 150
                                Denver, Colorado 80237
               (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

         Paramco Financial Group, Inc., a Nevada corporation (the "Corporation") reincorporate in Delaware through a merger of the Corporation into Paramco Financial Group, Inc., a newly formed Delaware corporation ("Paramco Delaware") with Paramco Delaware surviving the merger. The reincorporation was effected on April 8, 2003 at 4:00 PM EDT and resulted in:

(i) the Corporation being governed by the laws of the State of Delaware;
(ii) the right to receive one share of common stock of Paramco Delaware for each ten shares of common stock of the Corporation owned as of the record date of the reincorporation;
(iii) the persons serving presently as officers and directors of the Corporation to serve in their respective capacities after the reincorporation;
(iv) the outstanding shares of Series D Convertible Preferred Stock of the Corporation being converted into 23,385,230 shares of Paramco Delaware's common stock that will represent approximately 98.7% of the total number of outstanding shares of Paramco Delaware after the reincorporation;
(v) Paramco Delaware's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock;
(vi) authority to adopt the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan; and (vii) the board of directors to be divided into three classes which shall be as nearly equal in number as possible. A classified board of directors could make it more difficult for shareholders, including those holding a majority of Paramco Delaware's outstanding stock, to force an immediate change in the composition of a majority of the board of directors.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         None




                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Paramco Financial Group, Inc.
                                          (a Delaware corporation)



                                          By: /s/Douglas G. Gregg
                                             ----------------------------------
                                                Douglas G. Gregg, President
                                                and Chief Executive Officer


Date:  April 9, 2003